UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Suite 2, Omaha. NE 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/12

Item 1.  Reports to Stockholders.

navigator® FUNDS

Navigator Equity Hedged Fund

ANNUAL REPORT

September 30, 2012

Share Class	Ticker	Cusip
A share	NAVAX	66537x803
I share	NAVIX	66537x878
C share	NAVCX	66537x886

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Navigator Equity Hedged Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Clark Capital Management Group
1-877-766-2264
www.navigatorfund.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfund.com

Navigator® Equity Hedged Fund

K. Sean Clark, CFA  —  Chief Investment Officer

Fall Harvest

At the quarter’s end, equity markets both domestically and internationally are quietly posting attractive returns in the mid to low double digits depending on which region or country you look at.  Is it time to rebalance and take some gains off the table coming into year-end? – YES!

If we begin with the economy, the skeptics point to the downward revision of second quarter GDP from 1.7% to 1.3%.  In addition, the infamously late-to-the-party International Monetary Fund warned of an extended global slowdown.  Fundamentally, companies in the S&P 500 index are experiencing a slowdown in sales to the tune of 3% (lowest since late 2009) and profit margins are under pressure (hence the surge in preannouncement warnings).  Historically margins are the one variable that portfolio managers analyze in depth.  A stall or downward trend is typically a catalyst for a trim or outright sale of a security.

One bright spot is a confirmation that housing has found a floor!  Trends in new housing starts, new mortgage applications, and firmness in pricing are cautiously bullish signs for the economy and jobs.  The construction industry does play an important role in the GDP and employment numbers.  According to the National Association of Home Builders (NAHB), housing contributes to GDP in two fundamental ways: through private residential investment and consumer spending on housing services.  Historically, residential investment has averaged roughly 5% of GDP, while housing services have averaged between 12 and 13%, for a combined 17 to 18% of GDP.  These percentages tend to vary over a business cycle but evidence is strong that we are bouncing from the cycle trough.

The pre- and post-election concerns will continue to take center stage for the next couple of quarters, mainly focused on the winner and then the immediate need to handle the fiscal cliff.  Because of bipartisan politics and the global geopolitical overlay, markets have the potential to be influenced by the noise originating from budgetary reforms, tax overhauls and policy changes rather than balance sheet analysis.  Thus, it means more of the same lack of clarity, only with serious economic consequences with firm and very quickly approaching deadlines.  Unlike the European situation, we don’t see any of our politicians standing on a soap box, reassuring the masses that we will get the fiscal cliff resolved. No one wants to step in front of that political freight train.

Volatility

A successful long term investment strategy should have the ability to mitigate portfolio losses during times of financial stress or crisis.  Experience and caution tend to resonate with investors in troubled times and, conversely, risk appetites rise as confidence in the economy and markets swell.

Seasoned portfolio managers need to prepare for major market events without knowledge of the outcome, such as the U.S. presidential election this November or the highly publicized fiscal cliff that needs to be addressed by year’s end.

The CBOE Volatility Index (VIX) has been trading throughout the summer into quarter end in the low to mid-teens.  It’s a difficult task to predict when and how circumstances will send a jolt to our markets, which is exactly why we stay engaged in a volatility trade, especially when the markets are calm and the VIX is quiet for long periods.

Experience has taught us that an extended period of low to mid-teens VIX is a sign to be cautious about equities.  This instinct has helped to preserve considerable amounts of retirement savings, because muted volatility levels historically have been followed by sharp stock declines in which the VIX spiked up toward levels of 30, into the mid-40s and even above 80.

We know implied volatility is mean reverting, meaning that patterns of volatility will repeat.  This idea of mean reversion is important – it helps the advisor set expectations. Moderate volatility shocks, such as that which occurred in late May to early June 2012, when the VIX peaked near 28, are typically followed by four months of a trough phase, during which the VIX trades below 20.  This explains why the recent advance in equities from their mid- June lows probably is petering out, as the trough phase of the volatility cycle reaches maturity and becomes vulnerable, just as seasonal forces are beginning to drive volatility toward its historical late October peak.

It’s difficult to speculate about the potential magnitude of the volatility event, but history offers a framework that advisors and investors can use in analyzing their hedged positions. In the past five years the VIX has spiked to the upper 20s or higher on 10 occasions.  The corresponding corrections in the S&P 500 were 8 to 16% on average. (Source: CCMG Research, Bloomberg)

Implied volatility now hovers near long term lows, and options implied volatility doesn’t currently reflect the expectations of many individual investors who anticipate a sharp pullback in stocks.  Thus, conditions are ripe for owning volatility.  Our hedge will increase in value should any of the “known unknowns” send the markets lower and VIX higher.

Q3 2012 Portfolio Analysis

The third quarter performance for the Navigator Equity Hedged Fund institutional shares shows a gain of 1.12% versus a gain of 7.31% for the MSCI World Index.  The equity holdings had upside capture while the allocation to VIX which hedges against tail risk and correlation spikes detracted from the positive gains in stocks.  The justification for allocating to the VIX as described above is now contrasted against the recent trailing 1, 2, 3 year gains, but the case to remain hedged is intact.  Year-to-date the Navigator Fund is up 2.83% compared against a 13.65% gain for the MSCI World Index.  On a one year basis the Navigator Fund is up 5.50% compared to the MSCI World Index 22.28% gain.  For additional comparative purposes, the HFRX Equity Hedged Index returned 2.19% for the quarter, 3.40% year-to-date, and 2.52% over the training one year.

In early July, the U.S. style allocation was weighted two thirds toward large caps.  As the quarter progressed the commitment to large caps became more pronounced as they showed better relative strength.  A comparatively small and short term trade, in late July, in the Russell 2000 Growth proved to be a detractor for the quarter.  The U.S. market cap allocation is now relatively cautious in its risk profile.  Portfolio construction shows a heavy commitment to mega-cap stocks as represented by the S&P 100 Index (OEF) and the Dow Jones Industrial Average (DIA).  Large and mega-cap stocks have fared well in our research for a number of months.  One potential advantage of being concentrated in large caps is a flight to quality trade in equities which may hold up better in a pullback.

Transitioning to the U.S. sector review for the quarter, housing seems to have found a floor.  The sector showed up well in our research throughout the quarter and had healthy representation in the U.S. sector allocation.  Investments in biotechnology and pharmaceuticals anchored our healthcare allocation from start to finish.  Coming into September’s end portfolio managers booked the gains in pharmaceuticals.  The late quarter allocation to regional banks within the financial sector has met a short term head wind and being underweight to the Precious Metals sector also detracted from performance.  Sector shifts in recent weeks have been the addition of late cycle positions which represent a bit more defensive stance.  Therefore, Energy (XLE) and Oil & Gas Exploration & Production (XOP) have been added to the portfolio.  We added to the larger cap indexes for broader market exposure — specifically defensive exposure — increasing the S&P 500 ETF (SPY) and adding Utilities (XLU) and Health Care (XLV) along with raising cash.

We have enlarged European exposure over the month of September.  Many European ETFs have risen along with the belief that the region’s banking system will emerge intact from the confidence crisis of the latter part of the second quarter.  The relative strength of European markets bottomed in late July, and since then the European Central Banks confidence building measures have helped European ETFs rally into the quarter end.  The fund established a position in the EMU Index Fund (EZU), which contains equities from all countries that have the euro as their currency, as a broad-based vehicle to take advantage of the trend.  The largest country weights in EZU are France and Germany, each at 30%, along with sizeable weights for Italy, the Netherlands, and Spain.  Other purchases have included Sweden (EWD), Canada (EWC), Taiwan (EWT), and Brazil Small-Cap (BRF).  In order to take a position of some size in Europe, we sold our long-standing and defensive U.S. position the S&P 500 ETF (SPY), along with emerging Asia ETFs for the Philippines (EPHE) and Malaysia (EWM).  With Europe signaling an oversold situation, the short to midterm trend is attractive.  Allocations to Mexico and the U.S. were positive contributors throughout the quarter, while an underweight to India detracted from performance along with holdings in commodity-based country allocations, i.e. Australia.

The allocation to volatility via VIX-oriented ETPs was a performance drag 0f -13.82% for the quarter and -23.16% year to date. The Dynamic VIX (XVZ) was by far the best play while mid-term (VIXM) and short-term (VXX) holdings fell in value as the volatility quieted for the quarter.

Year-end Outlook

Weakening economic growth, negative earnings growth, the fiscal cliff, and tensions in Europe underscore the uncertain environment the markets are contending with as we begin the fourth quarter.  These seem to be having an effect on the markets and are likely to yield a good bit of volatility as we move through October and head into the Presidential election.  Volatility collapsed again in September and the CBOE Volatility Index (VIX) averaged 15.7 for the month.  That is the lowest monthly average VIX level since June 2007 when the financial crisis first started brewing.  So, what does this mean in the context of the current market environment?  No matter how you slice it, volatility is at the lower end of historical ranges and in the past when this has occurred it has either coincided with or led most important short- and intermediate-term market declines in recent history.  So, caution is advised over the near-term.

1876-NLD-11/16/2012

Navigator Equity Hedged Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through September 30, 2012*

Annualized Total Returns as of September 30, 2012
	Year Ended	Since Inception*
Navigator Equity Hedged Fund:	9/30/12
Class A Class A with load	4.79% (0.97)%	(5.75)% (8.73)%
Class C Class I	3.98% 5.04%	(6.48)% (5.50)%
MSCI World Index	21.59%	4.01%

________________

 *Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION**

Exchange Traded Funds	82.7%
Short-Term Investments	17.3%
100.0%

**Based on Portfolio Market Value as of September 30, 2012.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
September 30, 2012
	Shares	Value

EXCHANGE TRADED FUNDS - 85.5%
COUNTRY FUNDS - 20.9%
iShares MSCI Canada Index Fund	118,974	$ 3,386,000
iShares MSCI Mexico Investable Market Index Fund	43,934	2,872,844
iShares MSCI Sweden Index Fund	117,948	3,333,210
iShares MSCI Switzerland Index Fund	117,728	2,894,931
iShares MSCI Taiwan Index Fund	157,055	2,098,255
iShares MSCI Thailand Index Fund	27,943	2,118,918
iShares MSCI United Kingdom Index Fund	72,257	1,257,994
Market Vectors Brazil Small-Cap ETF	36,866	1,505,976
Market Vectors Russia ETF	70,009	2,015,559
		21,483,687
GEO-FOCUS EQUITY FUNDS - 8.5%
iShares MSCI EMU Index Fund	289,605	8,702,631
		8,702,631
LARGE-CAP FUNDS - 24.6%
iShares S&P 100 Index Fund	139,468	9,269,043
Powershares QQQ Trust Series 1	57,452	3,940,058
SPDR Dow Jones Industrial Average ETF Trust	68,576	9,192,613
SPDR S&P 500 ETF Trust	20,194	2,906,522
		25,308,236
SECTOR FUNDS - 14.9%
Energy Select Sector SPDR Fund	50,746	3,728,816
Financial Select Sector SPDR Fund	161,648	2,521,709
iShares Dow Jones US Telecommunications Sector Index Fund	50,229	1,282,346
SPDR S&P Homebuilders ETF	71,790	1,781,828
SPDR S&P Oil & Gas Exploration & Production ETF	22,302	1,241,998
SPDR S&P Regional Banking ETF	79,259	2,269,978
Utilities Select Sector SPDR Fund	69,638	2,534,823
		15,361,498
VOLATILITY FUNDS - 16.6%
iPath S&P 500 Dynamic VIX ETN *	146,434	7,725,858
iPath S&P 500 VIX Short-Term Futures ETN *	168,702	1,520,005
ProShares VIX Mid-Term Futures ETF *	187,398	7,807,001
		17,052,864

TOTAL EXCHANGE TRADED FUNDS ( Cost - $89,638,248)		87,908,916

SHORT-TERM INVESTMENTS - 17.9%
MONEY MARKET FUND - 17.9%
HighMark Diversified Money Market Fund - Fiduciary Shares - 0.02% +	18,435,078	18,435,078
(Cost - $18,435,078)

TOTAL INVESTMENTS - 103.4% ( Cost - $108,073,326) (a)		$ 106,343,994
LIABILITIES IN EXCESS OF OTHER ASSETS - (3.4) %		(3,476,290)
NET ASSETS - 100.0%		$ 102,867,704

*Non-income producing.
+ Money market fund; interest rate reflects seven-day effective yield on September 30, 2012.
(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $108,443,548 and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:
Unrealized appreciation:		$ 1,904,676
Unrealized depreciation:		(4,004,230)
Net unrealized depreciation:		$ (2,099,554)

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

Assets:
Investments in Securities at Value (identified cost $108,073,326)	$106,343,994
Dividends and Interest Receivable	138,525
Receivable for Fund Shares Sold	208,346
Prepaid Expenses and Other Assets	29,960
Total Assets	106,720,825

Liabilities:
Payable for Securities Purchased	3,623,013
Payable for Fund Shares Redeemed	127,739
Accrued Advisory Fees	64,293
Accrued Distribution Fees	4,094
Payable to Other Affiliates	10,004
Accrued Expenses and Other Liabilities	23,978
Total Liabilities	3,853,121

Net Assets	$102,867,704

Composition of Net Assets:
At September 30, 2012, Net Assets consisted of:
Paid-in-Capital	$106,169,916
Accumulated Net Investment Loss	(21,478)
Accumulated Net Realized Loss From Security Transactions	(1,551,402)
Net Unrealized Depreciation on Investments	(1,729,332)
Net Assets	$102,867,704

Net Asset Value Per Share
Class A Shares:
Net Assets (Unlimited shares of no par beneficial interest authorized;
452,323 shares outstanding)	$ 4,070,823
Net Asset Value ($4,070,823/452,323 shares outstanding) and redemption price	$ 9.00
Maximum Offering Price (100/94.5 of net assets)	$ 9.52

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest authorized;
435,079 shares outstanding)	$ 3,869,285
Net Asset Value ($3,869,285/435,079 shares outstanding), offering price and redemption price	$ 8.89

Class I Shares:
Net Assets (Unlimited shares of no par beneficial interest authorized;
10,510,428 shares outstanding)	$ 94,927,596
Net Asset Value ($94,927,596/10,510,428 shares outstanding), offering price and redemption price	$ 9.03

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

Investment Income:
Dividend Income	$ 970,068
Interest Income	1,432
Total Investment Income	971,500

Expenses:
Investment Advisory Fees	572,748
Registration & Filing Fees	71,149
Transfer Agent Fees	64,644
Administration Fees	54,808
Distribution Fees:
Class C	39,266
Class A	10,554
Audit Fees	15,042
Chief Compliance Officer Fees	14,738
Printing Expense	11,040
Legal Fees	6,528
Custody Fees	8,023
Trustees' Fees	5,014
Shareholder Servicing Fees	16,704
Insurance Expense	1,003
Miscellaneous Expenses	7,709
Total Expenses	898,970
Less: Fees Waived by Adviser	(7,732)
Net Expenses	891,238
Net Investment Income	80,262

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	752,718
Options Purchased	(1,092,879)
Options Written	802,681
462,520

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,921,979
Options Purchased	(639,214)
1,282,765

Net Realized and Unrealized Gain on Investments	1,745,285

Net Increase in Net Assets Resulting From Operations	$ 1,825,547

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Period
	Ended	Ended
	September 30, 2012	September 30, 2011*
Operations:
Net Investment Income	$ 80,262	$ 32,744
Net Realized Gain (Loss) on Investments, Options Purchased and Options Written	462,520	(2,013,922)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Purchased	1,282,765	(3,012,097)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,825,547	(4,993,275)

Distributions to Shareholders:
From net investment income:
Class A	(6,860)	-
Class I	(134,391)	-
Net decrease in net assets from distributions to shareholders	(141,251)	-

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	2,076,229	5,285,398
Class C	1,065,498	3,893,597
Class I	78,434,357	40,180,538
Distributions Reinvested:
Class A	6,029	-
Class I	48,687	-
Cost of Shares Redeemed:
Class A	(2,758,774)	(104,266)
Class C	(694,471)	(89,442)
Class I	(19,758,341)	(1,408,356)
Net increase in net assets resulting from shares of beneficial interest	58,419,214	47,757,469

Increase in Net Assets	60,103,510	42,764,194

Net Assets:
Beginning of Period	42,764,194	-
End of Period (including accumulated net investment
income (loss) of $(21,478) and $34,224, respectively)	$ 102,867,704	$ 42,764,194

SHARE ACTIVITY
Class A:
Shares Sold	229,285	544,211
Shares Reinvested	688	-
Shares Redeemed	(310,845)	(11,016)
Net increase (decrease) in shares of beneficial interest outstanding	(80,872)	533,195

Class C:
Shares Sold	119,156	403,256
Shares Redeemed	(77,668)	(9,665)
Net increase in shares of beneficial interest outstanding	41,488	393,591

Class I:
Shares Sold	8,657,040	4,189,951
Shares Reinvested	5,552	-
Shares Redeemed	(2,188,497)	(153,618)
Net increase in shares of beneficial interest outstanding	6,474,095	4,036,333

*Since December 28, 2010 (Commencement of Operations)

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class A
	For the		For the Period
	Year Ended		December 28, 2010 * to
	September 30, 2012		September 30, 2011

Net Asset Value, Beginning of Period	$ 8.60		$ 10.00
From Operations:
Net investment income (loss) (a)	(0.00)	(g)	0.01
Net gain (loss) from securities
(both realized and unrealized)	0.41		(1.41)
Total from operations	0.41		(1.40)
Distributions to shareholders from:
Net investment income	(0.01)		-
Total distributions	(0.01)		-

Net Asset Value, End of Period	$ 9.00		$ 8.60

Total Return (b)	4.79%		(14.00)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,071		$ 4,587
Ratio of expenses to average net assets,
before reimbursement (e)	1.37%		4.99%	(c)
net of reimbursement (e)	1.35%		1.35%	(c)
Ratio of net investment income (loss) to average net assets (e)(f)	(0.05)%		0.20%	(c)
Portfolio turnover rate	486%		380%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of sales charges. Had the Advisor not waived a portion of its fees, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class C
	For the	For the Period
	Year Ended	December 28, 2010 * to
	September 30, 2012	September 30, 2011

Net Asset Value, Beginning of Period	$ 8.55	$ 10.00
From Operations:
Net investment loss (a)	(0.08)	(0.04)
Net gain (loss) from securities
(both realized and unrealized)	0.42	(1.41)
Total from operations	0.34	(1.45)

Net Asset Value, End of Period	$ 8.89	$ 8.55

Total Return (b)	3.98%	(14.50)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,869	$ 3,367
Ratio of expenses to average net assets,
before reimbursement (e)	2.12%	3.46%	(c)
net of reimbursement (e)	2.10%	2.10%	(c)
Ratio of net investment loss to average net assets (e)(f)	(0.87)%	(0.55)%	(c)
Portfolio turnover rate	486%	380%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of its fees, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Class I
	For the	For the Period
	Year Ended	December 28, 2010 * to
	September 30, 2012	September 30, 2011

Net Asset Value, Beginning of Period	$ 8.62	$ 10.00
From Operations:
Net investment income (a)	0.02	0.03
Net gain (loss) from securities
(both realized and unrealized)	0.41	(1.41)
Total from operations	0.43	(1.38)
Distributions to shareholders from:
Net investment income	(0.02)	-
Total distributions	(0.02)	-

Net Asset Value, End of Period	$ 9.03	$ 8.62

Total Return (b)	5.04%	(13.80)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 94,928	$ 34,810
Ratio of expenses to average net assets,
before reimbursement (e)	1.11%	1.85%	(c)
net of reimbursement (e)	1.10%	1.10%	(c)
Ratio of net investment income to average net assets (e)(f)	0.17%	0.39%	(c)
Portfolio turnover rate	486%	380%	(d)

__________
* Commencement of operations.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived a portion of its fees, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Does not include the expenses of other investment companies in which the Fund invests.
(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION

Navigator Equity Hedged Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified open-end management investment company.  The Fund offers three classes of shares designated as Class A, Class C and Class I.  Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The primary investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on December 28, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

In unusual circumstances, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

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NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 87,908,916	$ -	$ -	$ 87,908,916
Short-Term Investments	18,435,078	-	-	$ 18,435,078
Total	$ 106,343,994	$ -	$ -	$ 106,343,994

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

Refer to the Portfolio of Investments for industry classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.  When the Fund writes an option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, the Fund has no control

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The amount of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serves as indicators of the volume of derivative activity for the Fund.  For the year ended September 30, 2012, the amount of net unrealized depreciation and net realized losses on option contracts subject to equity price risk amounted to $(639,214) and $(290,198), respectively.

The number of option contracts written and the premiums received by the Fund during the year ended September 30, 2012 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	-	$ -
Options written	340	1,228,368
Options closed	(340)	(1,228,368)
Options outstanding, end of year	-	$ -

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income and distributions from net capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

their Federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Clark Capital Management Group, Inc. serves as the Fund’s Investment Advisor (the “Advisor”).  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Fund are also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Fund, the Advisor under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund.  For the year ended September 30, 2012, the Advisor earned advisory fees of $572,748.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until January 31, 2013, so that the total annual operating expenses of the Fund do not exceed 1.35% for Class A, 2.10% for Class C and 1.10% for Class I shares average daily net assets.  During the year ended September 30, 2012, the Advisor waived fees of $7,732.  Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.  As of September 30, 2012, $156,157 of fee waivers are subject to recapture by the Advisor, $148,425 of which may be recovered no later than September 30, 2014 and $7,732 which may be recovered no later than September 30, 2015.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities.  For the year ended September 30, 2012, the Fund incurred distribution fees of $10,554 and $39,266 for Class A shares and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  For the year ended September 30, 2012, the Distributor received $36,384 in underwriting commissions for sales of Class A shares, of which $3,733 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended September 30, 2012, amounted to $383,982,610 and $335,505,692, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the period ended September 30, 2012 was as follows:

Fiscal Year Ended September 30, 2012
Ordinary	Long-Term
Income	Capital Gain	Total
$ 141,251	$ -	$ 141,251

There were no distributions for the period ended September 30, 2011.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,181,180)	$ (21,478)	$ (2,099,554)	$ (3,302,212)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $21,478.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Navigator Equity Hedged Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2012

Short-Term	Long-Term	Total	Expiration
1,181,180	-	1,181,180	2019

Permanent book and tax differences, primarily attributable the reclassification of ordinary distributions, resulted in reclassification for the year ended September 30, 2012 as follows:

Paid in	Accumulated Net	Accumulated Net Realized
Capital	Investment Loss	Gain/(Loss) from Investment
$ (5,287)	$ 5,287	$ -

6.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Navigator Equity Hedged Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Navigator Equity Hedged Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period December 28, 2010 (commencement of operations) through September 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navigator Equity Hedged Fund as of September 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period December 28, 2010 through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 29, 2012

Navigator Equity Hedged Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

9/30/12-Vs 1

Navigator Equity Hedged Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12)	Expense Ratio*	Expenses Paid During the Period** (4/1/12 to 9/30/12)
Actual
Class A	$1,000.00	$ 964.60	1.35%	$ 6.63
Class C	$1,000.00	$ 960.00	2.10%	$10.29
Class I	$1,000.00	$ 965.80	1.10%	$ 5.41
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.25	1.35%	$ 6.81
Class C	$1,000.00	$1,014.50	2.10%	$10.58
Class I	$1,000.00	$1,019.50	1.10%	$ 5.55

 *Annualized.

 **Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (183) and divided by the number of days in the fiscal year (366).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT*

In connection with a regular meeting held on September 22, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“CCMG” or the “Adviser”) and the Trust, on behalf of Navigator Equity Hedged Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of CCMG’s operations, the quality of CCMG’s compliance infrastructure and the experience of its fund management personnel.  The Board reviewed the capitalization of CCMG based on financial statements provided by CCMG in the Board materials and concluded that CCMG was sufficiently well capitalized (or has other financial resources) to meet its obligations to the Trust.  The Trustees concluded that CCMG has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because CCMG has not yet began advising the Fund, the Trustees could not consider the investment performance.  However, the Board, including the Independent Trustees, considered the past performance of CCMG with its existing accounts. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that CCMG would charge a 0.75% annual advisory fee based on the average net assets of the Fund. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by CCMG in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by CCMG from other activities related to the Fund. The Trustees concluded that because of the Fund’s expected asset level, the Board was satisfied that CCMG’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $ 13,000

2011 - $ 13,000

(b)

Audit-Related Fees

2012 - None

2011 - None

(c)

Tax Fees

2012 – $ 2,000

2011 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

	2012	2011
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $ 2,000

2011 - $ 2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/10/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/10/12